                         AMERICAN ITALIAN PASTA COMPANY
                           2000 EQUITY INCENTIVE PLAN
                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

     This Stock Option Award Agreement (the "Award Agreement"), made this ___
day of ________, 20__ evidences the grant, by American Italian Pasta Company,
(the "Company"), of a stock option to _____________ (the "Grantee") on the date hereof (the "Date of Grant"). By accepting the Award and executing this Award
Agreement, the Grantee agrees to be bound by the provisions hereof and of the
American Italian Pasta Company 2000 Equity Incentive Plan, as amended (the
"Plan"). Capitalized terms not defined herein shall have the same meaning as used in the Plan.

     1. Shares Optioned and Option Price. The Grantee shall have an option to purchase ______ shares of the Company's Common Stock, $0.01 par value (the
"Shares"), at an exercise price of $______ for each share (the "Option"), subject to the terms and conditions of this Award Agreement and of the Plan, the provisions of which are incorporated herein by this reference. The Option is not, nor is it intended to be, an Incentive Stock Option as described in section
422 of the Internal Revenue Code of 1986.

     2. Exercise Period. The Option may be exercised, from time to time, with respect to the following number of Shares subject to this Option: (i) prior to the first anniversary of the Date of Grant, ____% of such Shares; (ii) from and after the first anniversary of the Date of Grant, ___% of such Shares (less any
Shares as to which this Option shall have been exercised prior to such first anniversary); (iii) from and after the second anniversary of the Date of Grant,
___% of such Shares (less any Shares as to which this Option shall have been exercised prior to such second anniversary); (iv) from and after the third anniversary of the date of Grant, ___% of such Shares (less any Shares as to which this Option shall have been exercised prior to such third anniversary);
and (v) from and after the fourth anniversary of the Date of Grant, ___% of such
Shares (less any Shares as to which this Option shall have been exercised prior to such fourth anniversary). Provided, however, that the Grantee's right to exercise the Option shall terminate on the earliest to occur of the following dates:

     (a)  the ____ anniversary of the Date of Grant;

     (b)  the ____ anniversary of the date of the Grantee's Termination of
          Service on account of Retirement, Disability or death;

     (c)  the date ____ months following the date of the Grantee's Termination of Service for any reason other than Retirement, Disability, death or for Cause (the "Termination Date"); provided, however, the Committee may, in its sole discretion, allow the Grantee to exercise this option at a later date following the Termination Date; and

     (d)  immediately upon a Termination of Service for Cause.

Provided further that, during any period in which exercise is allowed following the date of the Grantee's Termination of Service for any reason, that portion of the Shares that was not exercisable on the date of the Grantee's Termination of
Service shall not become exercisable.

     3. Restriction on Exercise. Notwithstanding the foregoing provisions of paragraph 2 or any other provision of this Award Agreement, the Committee, in its sole discretion, may, only with respect to any unvested portion of this
Option, reduce the number of Shares subject to the Option or may cancel the
Option in its entirety if the Grantee (a) takes other employment or renders services to others without the written consent of the Company; or (b) conducts himself or herself in a manner that the Committee, in its sole discretion, deems has adversely affected or may adversely affect the Company. Except as provided in the last sentence of this paragraph, the Grantee will not be entitled to any remuneration or compensation whatsoever for the loss of all or a portion of the
Grantee's Option if the number of Shares subject to the Grantee's Option are reduced, or if the Grantee's Option is canceled in its entirety, pursuant to this paragraph.

     4. Method of Exercise. To the extent that the Option is exercisable hereunder, it may be exercised in full or in part by the Grantee or, in the event of the Grantee's death, by the person or persons to whom the Option was transferred by will or the laws of descent and distribution, by delivering or mailing written notice of the exercise and full payment of the purchase price to the Secretary of the Company and any applicable withholding taxes. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and social security number of each person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of the Company, of that entitlement. The written notice shall be accompanied by full payment made by any one or more of the following means: (a)
cash, personal check or electronic funds transfer; (b) shares of Stock with a
Fair Market Value on the effective date of such exercise equal to the Exercise
Price and owned by the Grantee for at least six (6) months (or such longer period as is determined by the Company required by applicable accounting standards to avoid a charge to the Company's earnings) or shares of Stock that were purchased on the open market; or (c) pursuant to procedures previously approved by the Company, through the sale of the Shares acquired on exercise of this Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such
Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise.

Payment may also be made in such other manner as may be permitted by the Plan at the time of exercise, subject to approval by the Committee. The written notice will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required accompaniments) is received by the Secretary of the Company at its then executive offices during regular business hours.

     5. Issue of Shares Upon Exercise. As soon as practicable after receipt of an effective written notice of exercise and full payment of the purchase price as provided in paragraph 4, the Secretary of the Company shall cause ownership of the appropriate number of Shares to be transferred to the person or persons exercising the Option by having a certificate or certificates for those Shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Notwithstanding the foregoing, if the Company or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to Shares received upon exercise of an Option, the
Secretary shall not transfer ownership of those Shares until the required payment is made.

     6. Transferability of Options. The Grantee may transfer the Option to (i)
the spouse, children, or grandchildren of the Grantee ("Immediate Family
Members"), (ii) a trust or trusts for the exclusive benefits of such Immediate
Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (a) there may be no consideration for any such transfer and (b) subsequent transfers of the Option shall be prohibited, except by will or the laws of descent and distribution. Following transfer, the
Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for the purposes of the
Award Agreement, the term "Grantee" shall be deemed to refer to the transferee.
The event of a Termination of Service shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 2.
Neither the Committee nor the Company shall have any obligation to provide notice to a transferee of termination of the Option under the terms of this
Award Agreement.

          6.1 Transferees of Stockholders. The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Award Agreement, or to treat as owner of such shares of stock, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Share made in violation of this Award
     Agreement. Any transfer in violation of the terms of this Award Agreement shall be deemed null and void.

     7. Authorized Leave. For purposes hereof, an authorized leave of absence
(authorized by the Company or a Subsidiary to the Grantee in writing) shall not be deemed a Termination of Service hereunder.

     8. Taxes. The Grantee will be solely responsible for any Federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto, and the Grantee authorizes the Company or any Subsidiary to make any withholding for taxes which the Company deems necessary or proper in connection therewith, from any amounts due to the Grantee by the Company. Subject to approval by the Committee, the Grantee may satisfy such withholding obligations, in whole or in part, by (a) electing to have the
Company withhold otherwise deliverable Shares or (b) delivering to the Company
Shares then owned by Grantee having a Fair Market Value equal to the amount required to be withheld.

     9. No Conflict. In the event of a conflict between this Award Agreement and the Plan, the provisions of the Plan shall govern.

     10. Governing Law. This Award shall be governed under the laws of the State of Delaware.

     11. Change in Control. The effect of a Change of Control shall be as set forth in the Plan.

                                 AMERICAN ITALIAN PASTA COMPANY

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

ACKNOWLEDGMENT

The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award Agreement.

-------------------------------              -----------------------------------
         Printed Name                                 Signature

                                             Date:
                                                    ----------------------------

                                       4